Exhibit 10.1

EXPLANATORY NOTE TO THIS EXHIBIT

The Company’s representations and warranties included in this First Amendment Agreement were made to each of the lenders hereunder. These representations and warranties were made as of specific dates, only for purposes of this First Amendment Agreement and for the benefit of the parties thereto. These representations and warranties were subject to important exceptions and limitations agreed upon by the parties, made for the purposes of allocating contractual risk between the parties rather than establishing these matters as facts and were made subject to a contractual standard of materiality that may be different from the standard generally applicable under federal securities laws. This First Amendment Agreement is filed with this report only to provide investors with information regarding its terms and conditions, and not to provide any other factual information regarding the Company or its business. Moreover, information concerning the subject matter of the representations and warranties may have changed, and may continue to change, after the date of the First Amendment Agreement, and such subsequent information may or may not be fully reflected in the Company’s public reports. Accordingly, investors should not rely on the representations and warranties contained in this First Amendment Agreement or any description thereof as characterizations of the actual state of facts or condition of the Company or its affiliates. The information in this First Amendment Agreement should be considered together with the Company’s public reports filed with the Securities and Exchange Commission.

[EXECUTION

COUNTERPART]

FIRST AMENDMENT AGREEMENT

This First Amendment Agreement, dated as of March 1, 2012 (this “Amendment”), is entered into by and among SERACARE LIFE SCIENCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Borrower”); the Guarantors party hereto, if any (each, a “Guarantor”, and collectively, the “Guarantors”); each of the lenders signatory hereto listed under the caption “LENDERS” on the signature pages hereto (each, a “Lender” and collectively, the “Lenders”); and MIDDLESEX SAVINGS BANK, as LC Bank (defined below) and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, Guarantors, Lenders, LC Bank and Administrative Agent are parties to a Loan Agreement, dated as of December 30, 2010 (as amended from time to time, the “Loan Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower. All capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Loan Agreement.

On February 12, 2012, the Borrower entered into the Merger Agreement defined below.

The Borrower has requested that the Lenders amend the Loan Agreement, the Notes, the Fee Letter and the Post Closing Agreement as set forth herein, and on the terms and conditions set forth herein, the parties hereto are willing to agree to the requested amendments to the Loan Agreement, the Notes, the Fee Letter and the Post-Closing Agreement.

Accordingly, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof:

(a)             The following new definitions shall be added to Section 1.01 of the Loan Agreement in their appropriate alphabetical order:

“First Amendment” means the First Amendment Agreement dated as of March 1, 2012, by and among the Obligors, Lenders, LC Bank and Administrative Agent.

“First Amendment Effective Date” means the “Effective Date” as such term is defined in the First Amendment.

“Merger” means the merger of Merger Sub with and into the Borrower, with the Borrower surviving such merger as a wholly owned Subsidiary of New Parent, all on the terms and conditions of, and as specified in, the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger dated as of February 12, 2012, by and among New Parent, Merger Sub and the Borrower.

“Merger Sub” means Project Plasma Merger Corp., a Delaware corporation and wholly owned subsidiary of New Parent.

“New Parent” means Project Plasma Holdings Corporation, a Delaware corporation.

(b)             The following definitions in Section 1.01 of the Loan Agreement shall be amended and reinstated in their entirety to read as follows:

“Revolving Commitment Termination Date” means the earliest to occur of (a) February 28, 2013, (b) the date on which the Merger is consummated and (c) the date of termination of the Revolving Commitments in accordance with the terms of the Financing Documents (including without limitation in accordance with Section 9.01 hereof).

“Principal Payment Date” means the first Business Day of each calendar month, commencing with April 1, 2013 (or, if the Term Commitment Termination Date occurs before February 28, 2013, commencing with the first such date to occur after the Term Commitment Termination Date), and the Term Maturity Date.

“Term Commitment Termination Date” means the earliest to occur of (a) February 28, 2013, (b) the date on which the Merger is consummated, (c) the date of termination of the Term Commitments in accordance with the terms of the Financing Documents (including without limitation in accordance with Section 9.01 hereof) and (d) the first date on which all outstanding principal of, interest on and all other amounts outstanding in respect of the Term Loans shall have been paid in full.

2

“Term Maturity Date” means February 28, 2020; provided, if such day is not a Business Day, the Term Maturity Date shall be the immediately preceding Business Day.

“Term-Out Date” means February 28, 2013 (provided, if such day is not a Business Day, the Term-Out Date shall be the immediately preceding Business Day).

(c)             Section 2.09(b)(i) of the Loan Agreement shall be amended by replacing the column headed “Period” therein in its entirety with the following column:

“Period

From the First Amendment Effective Date to and including the first anniversary of the First Amendment Effective Date.

From the first anniversary of the First Amendment Effective Date to and including the second anniversary of the First Amendment Effective Date.

From the second anniversary of the First Amendment Effective Date to and including the third anniversary of the First Amendment Effective Date.”

(d)            Exhibits A-1 through A-3, inclusive, of the Loan Agreement shall be replaced in their entirety with Exhibits A-1 through A-3, inclusive, attached hereto.

(e)                Notwithstanding anything to the contrary in the Loan Agreement, the Lenders agree that the execution and delivery by the Borrower on February 12, 2012 of the Merger Agreement (as in effect on such date) shall not, in and of itself, constitute a “Change of Control”. For avoidance of doubt, however, the Borrower and each other party hereto confirm and agree that the consummation of the Merger would constitute a “Change of Control” for purposes of the Financing Documents.

2.                  Amended and Restated Notes. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof:

(a)                the Revolving Note of each Lender shall be amended and restated substantially in the form of Exhibit A-1 hereto, dated the Effective Date, payable to such Lender in a principal amount equal to the amount of its Revolving Commitment as originally in effect and otherwise duly completed; and

(b)               the Initial Term Note of each Lender shall be amended and restated substantially in the form of Exhibit A-2 hereto, dated the Effective Date, payable to such Lender in a principal amount equal to the amount of such Lender’s Term Commitment and otherwise duly completed.

3

3. Amendments to Post-Closing Agreement. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof:

(a)             Row and Item 2 of Exhibit A to the Post-Closing Agreement shall be amended by deleting the phrase “b) 217 Perry Parkway, Gaithersburg, MD 20877” from said row and Item 2.

(b)             Row and Item 7 of Exhibit A to the Post-Closing Agreement shall be amended by replacing the phrase “January 31, 2012” in said row and Item 7 with the phrase “May 31, 2012”.

(c)             Exhibit A to the Post-Closing Agreement shall be amended by adding the following new Row and Item 8 to end of the table set forth in said Exhibit A:

8.	Use Borrower’s best efforts to deliver to the Administrative Agent a Collateral Access Agreement for Borrower’s offices at 217 Perry Parkway, Gaithersburg, MD 20877	On or before May 31, 2012 (or such later date as the Administrative Agent may, in its sole discretion, designate in writing)

4. Amendment to Fee Letter. Subject to the satisfaction of the conditions precedent specified in Section 6 below, but effective as of the date hereof, Section 2 of the Fee Letter shall be amended by replacing the phrase “annually in advance on the Closing Date and on each anniversary thereof” in said Section 2 with the phrase “annually in advance on the First Amendment Effective Date and on each anniversary thereof”.

5. Representations and Warranties; Ratification.

(a)             The Borrower represents and warrants to the Administrative Agent and each Lender that the representations and warranties of the Borrower set forth in the Loan Agreement and in each other Financing Document are true and complete on the date hereof as if made on and as of the hereof and as if each reference therein to “this Agreement”, the “Loan Agreement”, the “Notes”, the “Post-Closing Agreement”, the “Fee Letter” or the like included reference to this Amendment and to the Loan Agreement, Notes, Post-Closing Agreement and Fee Letter, as applicable, as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date).

(b)             The Borrower hereby ratifies and confirms in all respects all of its obligations and any prior grant of a security interest under each Financing Document (as amended hereby).

6. Conditions Precedent to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Effective Date”):

(a)                Administrative Agent shall have received the following documents, each in form and substance reasonably satisfactory to it:

4

                                                             (i)                        a copy of this Amendment, duly executed and delivered by each party hereto;

                                                             (ii)                        the amended and restated Notes of each Lender described in Section 2 hereof, duly executed and delivered by the Borrower;

                                                             (iii)                        a legal opinion of Foley Hoag LLP, counsel to the Obligors, addressed to the Lenders and Administrative Agent, as to matters concerning the Obligors, this Amendment and the Financing Documents as amended hereby to which they are party as the Administrative Agent may reasonably request; and

                                                             (iv)                        evidence of corporate authority and bring-down certificates, substantially similar to those delivered pursuant to Sections 5.01(b)(ii) and 5.01(b)(iv) of the Loan Agreement, with respect to this Amendment and the Financing Documents as amended hereby, as the Administrative Agent may reasonably request;

(b)               The Borrower shall not have requested any Borrowing of Term Loans on or before the Effective Date.

(c)                No Default shall have occurred and be continuing on the date hereof or as of the Effective Date.

(d)               No order, judgment or decree of any Governmental Authority shall purport to bar any Lender from making any Loans to be made by it or the LC Bank from issuing, amending, renewing or extending any LC, as applicable. No injunction or other restraining order binding on or applicable to any Obligor or such Obligor’s Property shall have been issued or shall be pending with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Amendment or the Financing Documents (as amended hereby).

(e)                Borrower shall have paid to the Administrative Agent, for the account of Middlesex and Commerce Bank as Lenders, a nonrefundable amendment fee in an amount equal to $30,000.00 (the “Amendment Fee”), due and payable in full on the Effective Date.

(f)                Borrower shall have paid to the Administrative Agent, for the account of the Administrative Agent, the annual administrative fee due and payable by the Borrower under the Fee Letter (as amended hereby).

(g)               Borrower shall have paid the accrued and unpaid fees and expenses of counsel to the Administrative Agent, and all other outstanding fees and expenses (if any) due and payable by Borrower under the Financing Documents.

The fees described in Sections 6(e) and (f) hereof shall be fully earned on the Effective Date, shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to the Financing Documents. Borrower’s obligation to pay the foregoing fees will not be subject to counterclaim or setoff for, or be otherwise affected by, any claim or dispute any Obligor may have.

5

7. Limited Purpose. Notwithstanding anything contained herein, the amendments and modifications made hereby: (a) are limited amendments and modifications and do not alter or amend any term of any Financing Document other than as expressly set forth herein, (b) are effective only with respect to the transactions described herein and in the Financing Documents for the specific instance and the specific purposes to which the relevant provisions apply, (c) shall not be effective for any other purpose or transaction, and (d) do not imply a future waiver, or departure from the terms of any Financing Documents or constitute a basis for a subsequent amendment, waiver or consent thereunder.

8. Effect on Loan Agreement. Except as expressly amended hereby, all of the terms and conditions of the Loan Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified. All references to the Loan Agreement, Notes, Post-Closing Agreement and Fee Letter in the Financing Documents, and any documents, instruments and agreements related to them, shall hereafter refer to the Loan Agreement, Notes, Post-Closing Agreement and Fee Letter as amended hereby.

9. Miscellaneous.

(a)             THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

(b)             This Amendment is a Financing Document.

(c)             This Amendment evidences solely the amendment of the terms and provisions of the obligations of the Borrower under the Financing Documents and is not a novation or discharge thereof. There are no other understandings, express or implied, among the Borrower and other parties hereto regarding the subject matter hereof or thereof.

(d)            This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(e)             Delivery of an executed counterpart of a signature page of this Amendment by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally blank]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER

SERACARE LIFE SCIENCES, INC.

By:	/s/ Gregory A. Gould
Name: Gregory A. Gould Title: Interim President and Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

GUARANTORS

[None on the date of this Amendment]

ADMINISTRATIVE AGENT

MIDDLESEX SAVINGS BANK, as Administrative Agent

By:	/s/ Tony Zhang
Name:	Tony Zhang
Title:	Vice President

LENDERS AND LC BANK

MIDDLESEX SAVINGS BANK, as a Lender and as LC Bank

By:	/s/ Philip T. Jurgeleit
Name :	Philip T. Jurgeleit
Senior Vice President

COMMERCE BANK AND TRUST COMPANY

By:	/s/ Philip T. Jurgeleit
Name :	Philip T. Jurgeleit
Senior Vice President

EXHIBIT A-1

FORM OF AMENDED AND RESTATED REVOLVING NOTE

$____________                                                                                               [insert First Amendment Effective Date]

FOR VALUE RECEIVED, the undersigned SERACARE LIFE SCIENCES, INC., a corporation duly organized, validly existing and in good standing under the laws of the
State of Delaware, with a principal place of business located at 37 Birch Street, Milford, Massachusetts 01757, and a mailing address in Massachusetts at 37 Birch Street, Milford, Massachusetts 01757 (hereinafter called the "Borrower"), promises to pay to [insert name of Lender] or registered assigns (hereinafter called the "Lender"), OR ORDER, ON DEMAND on the Revolving Commitment Termination Date, the principal sum of ___________ ($________) DOLLARS (or such lesser amount as may have been advanced (which Borrower agrees includes any advances previously made to Borrower by Lender under the Original Note referred to below) to Borrower by Lender from time to time hereunder) (each, an "Advance") with interest on the unpaid balance hereof from the date hereof until paid in full in cash, at the rate and in the manner hereinafter provided, in lawful money of the United States of America. All payments of principal and interest shall be made to Middlesex Savings Bank (“Middlesex”) as administrative agent (the “Administrative Agent”) under the Loan Agreement dated as of December 30, 2010 (as amended from time to time, the “Loan Agreement”) among the Borrower, the guarantors party thereto, the lenders (including the Lender) party thereto, the LC Bank party thereto and the Administrative Agent, for account of the Lender in U.S. dollars in immediately available funds at the Administrative Agent’s office at 120 Flanders Road, Westborough, Massachusetts 01581.

Variable Rate; Payments: The unpaid principal of this Note from time to time outstanding shall bear interest, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at an annual rate equal to the Prime Rate plus one-half of one percent (0.5%) per annum, but in any event not less than 3.49% per annum ("Interest Rate").

As used herein, the “Prime Rate” means the rate from time to time announced and made effective by Middlesex as its Prime Rate. The Prime Rate hereunder shall change as Middlesex's Prime Rate changes and any such change shall be effective on the announcement date by Middlesex of such change.

Beginning on April 1, 2012 and on the first day of each and every month thereafter during the existence of the Note, Borrower shall make payments of interest monthly in arrears on outstanding Advances. Principal not paid when due hereunder shall bear interest at the rate set forth above from the date due until so paid and shall be due and payable upon demand, whether or not an Event of Default has occurred. Payments hereunder shall be applied first to interest then due on the unpaid balance of principal and then to such principal.

 Late Charge: Whenever any installment of principal and/or interest due hereunder shall not be paid when due, if so required by the requisite percentage of lenders under the Loan Agreement, the Borrower shall pay in addition thereto as a late charge, four percent (4%) of the amount of any such past due amount.

Revolving Credit: Until such right is terminated by the requisite percentage of lenders specified in the Loan Agreement by a refusal to make any further Advances, the Borrower may borrow, repay (without penalty), and reborrow hereunder from time to time in accordance with the Loan Agreement for working capital and general corporate purposes of Borrower, provided that the aggregate principal amount at any time outstanding shall not exceed the face amount of this Note, as described in the Loan Agreement.

Security: This Note is secured by a security interest in all assets of the Borrower and its domestic subsidiaries, pursuant to a Security Agreement of even date herewith among Borrower, the other grantors party thereto and the Administrative Agent (as amended and in effect from time to time, the "Security Agreement"), and the other Security Documents referred to in the Loan Agreement. All of Borrower’s obligations to the Lender however characterized (the "Obligations") are guaranteed pursuant to a guaranty (as amended and in effect from time to time, the "Guaranty") made by the Borrower’s domestic subsidiaries (the “Guarantors”), if any. Such documents, together with various other instruments securing this Note (the terms and provisions of all of which are incorporated herein by reference) are herein referred to as the "Security Instruments."

Setoff: Any deposits or other sums at any time credited by or due from the holder to the Borrower or any Guarantor and any securities or other property of Borrower or any Guarantor in the possession or custody of the holder may at all times be held and treated as collateral security for the payment of this Note and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of said Borrower or Guarantor to the holder; and the holder on or after default in payment hereof that constitutes an Event of Default under and as defined in the Loan Agreement may sell any such securities or other property at broker's board or at public or private sale without demand, notice or advertisement of any kind, all of which are hereby expressly waived. The holder may at any time apply or set off such deposits or other sums against said liabilities of Borrower and Guarantors.

Demand Rate: If so required by the requisite percentage of lenders under the Loan Agreement, Borrower shall pay an interest rate which is three percent (3%) per annum above the interest rate otherwise payable hereunder ("Demand Rate”) (a) while any monetary amount remains unpaid hereunder and such failure to pay is an Event of Default under the Loan Agreement; and (b) following the occurrence of and during the continuation of any other Event of Default under the Loan Agreement (or, if applicable, any of the Security Instruments), unless and until such Event of Default is cured or waived by the requisite percentage of lenders under the Loan Agreement.

Collection Costs: If this Note shall not be paid in full upon demand as set forth herein, the Borrower agrees to pay all costs and expenses of collection, including court costs and reasonable attorneys' fees.

Waiver: The Borrower and each Guarantor, and any other person now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, each severally agrees, by making, guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and or dishonor and nonpayment of this Note, and consents without notice or further assent (a) to the substitution, exchange or release of the collateral securing this Note or any part thereof at any time, (b) to the acceptance by the holder or holders at any time of any additional collateral or security for or other guarantors of this Note, (c) to the modification or amendment at any time, and from time to time of this Note, and any Security Instrument at the request of any person liable hereon, (d) to the granting by the holder hereof of any extension of the time for payment of this Note or for the performance of the agreements, covenants and conditions contained in this Note, or any Security Instrument, at the request of any other person liable hereon, and (e) to any and all forbearances and indulgences whatsoever; and such consent shall not alter or diminish the liability of any person.

JURY TRIAL WAIVER: EACH OF BORROWER, GUARANTORS AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY SECURITY INSTRUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BORROWER, GUARANTORS AND LENDER TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

This Note amends, restates and supersedes, but is not intended to and shall not extinguish or cancel, the indebtedness (including, but not limited to, accrued but unpaid interest thereon) evidenced by the Revolving Note dated December 30, 2010 (the “Original Note”) made by the Borrower in favor of Lender in the principal amount of $__________. This Note is not a novation or discharge of the terms and provisions of the obligations of the Borrower under the Original Note or under any Financing Document.

The Borrower and Guarantors have received a copy of this Note.

This Note shall be the joint and several obligation of the Borrower and all sureties, guarantors and endorsers, and shall be binding upon them and their respective successors and assigns and each or any of them.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Borrower has executed this Note as an instrument under seal, as of the day and year first above written.

BORROWER

Signed in the presence of:		SERACARE LIFE SCIENCES, INC.

By:
Witness		Name:
Title:	, duly authorized	Title:

EXHIBIT A-2

FORM OF AMENDED AND RESTATED INITIAL TERM NOTE

$____________                                                                                                                          [insert First Amendment Effective Date]

FOR VALUE RECEIVED, the undersigned SERACARE LIFE SCIENCES, INC., a corporation duly organized, validly existing and in good standing under the laws of the
State of Delaware, with a principal place of business located at 37 Birch Street, Milford, Massachusetts 01757, and a mailing address in Massachusetts at 37 Birch Street, Milford, Massachusetts 01757 (hereinafter called the "Borrower"), promises to pay to [insert name of Lender] or registered assigns (hereinafter called the "Lender"), OR TO ITS ORDER, the principal sum of ___________ AND 00/100 DOLLARS ($________) (or such lesser amount of term loans as may have been advanced to Borrower by Lender from time to time hereunder and pursuant to the Loan Agreement (defined below)) with interest on the unpaid balance hereof from the date hereof until paid in full in cash, at the rate and in the manner hereinafter provided, in lawful money of the United States of America. All payments of principal and interest shall be made to Middlesex Savings Bank (“Middlesex”) as administrative agent (the “Administrative Agent”) under the Loan Agreement dated as of December 30, 2010 (as amended from time to time, the “Loan Agreement”) among the Borrower, the guarantors party thereto, the lenders (including the Lender) party thereto, the LC Bank party thereto and the Administrative Agent, for account of the Lender in U.S. dollars in immediately available funds at the Administrative Agent’s office at 120 Flanders Road, Westborough, Massachusetts 01581.

Variable Rate; Payments: From the date of this Note to but excluding February 28, 2013, the unpaid principal of this Note from time to time outstanding shall bear interest, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at an annual rate equal to the Prime Rate plus one-half of one percent (0.5%) per annum, but in any event not less than 3.49% per annum ("Interest Rate").

As used herein, the Prime Rate means the rate from time to time announced and made effective by Middlesex as its Prime Rate. The Prime Rate hereunder shall change as Middlesex's Prime Rate changes and any such change shall be effective on the announcement date by Middlesex of such change.

Fixed Rate; Payments: From and including February 28, 2013 to but excluding February 28, 2018, the unpaid principal of this Note from time to time outstanding shall bear interest, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at an annual rate equal to the higher (as determined on February 28, 2013) of (a) the five-year Treasury rate plus three percent (3.00%) per annum and (b) a fixed rate of five and 49/100 percent (5.49%) per annum (the “Interest Rate”). From and after February 28, 2018, the unpaid principal of this Note from time to time outstanding shall bear interest, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at an annual rate equal to the higher of (a) the two-year Treasury rate plus three and one-half percent (3.50%) per annum and (b) a fixed rate of five and 49/100 percent (5.49%) per annum (the “Interest Rate”).

Beginning on April 1, 2012 and on the first day of each and every month thereafter during the term hereof, Borrower shall make payments of interest monthly in arrears on the outstanding principal of this Note. Unless paid in full in cash on or before the Term-Out Date (defined below), Borrower shall make monthly payments of principal of this Note, in eighty-four (84) consecutive installments, one payable on each Principal Payment Date (defined below). Principal not paid when due hereunder shall bear interest at the rate set forth above from the date due until so paid. Each payment shall be applied first to interest then due on the unpaid balance of principal and then to such principal. “Principal Payment Date” means the first business day of each calendar month, commencing with April 1, 2013 (or, if the commitments of the lenders party to the Loan Agreement to make term loans to the Borrower under the Loan Agreement terminate before February 28, 2013, commencing with the first such date to occur after the date such commitments terminate), and the Maturity Date.

Amortization: Such monthly payments shall be made in a seven (7) year, straight-line amortization schedule to be attached by the Administrative Agent to this Note (or any amendment and restatement of this Note as provided in the Loan Agreement) by the Term-Out Date.

This Note shall termed-out in accordance with the Loan Agreement on February 28, 2013 (the “Term-Out Date”) and shall be due and payable on February 28, 2020 (the “Maturity Date”), unless such date is extended in a written agreement executed by Borrower, the Guarantors (defined below), the lenders party to the Loan Agreement (including the Lender), LC Bank party thereto and the Administrative Agent.

Late Charge: Whenever any installment of principal and/or interest due hereunder shall not be paid when due, if so required by the requisite percentage of lenders under the Loan Agreement, the Borrower shall pay in addition thereto as a late charge, four percent (4%) of the amount of any such past due amount.

Security: This Note is secured by a security interest in all assets of the Borrower and its domestic subsidiaries, pursuant to a Security Agreement of even date herewith among Borrower, the other grantors party thereto and the Administrative Agent (as amended and in effect from time to time, the "Security Agreement"), and the other Security Documents referred to in the Loan Agreement. All of Borrower’s Guaranteed Obligations (as defined in the Loan Agreement) to the Lender (the "Obligations") are guaranteed pursuant to a guaranty (as amended and in effect from time to time, the "Guaranty") made by the Borrower’s domestic subsidiaries (the “Guarantors”), if any. Such documents, together with various other instruments securing this Note (the terms and provisions of all of which are incorporated herein by reference) are herein referred to as the "Security Instruments."

Default: An Event of Default under the Loan Agreement (or, if applicable, any of the Security Instruments) shall constitute an Event of Default hereunder, and such events of default include, but are not limited to, the failure of Borrower to make any payments of principal when due hereunder. Upon the occurrence of an Event of Default, the requisite percentage of lenders under the Loan Agreement may, at their option, without notice or demand, declare the unpaid principal and all accrued interest under this Note to be immediately due and payable without presentment, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower for itself, its successors and assigns. No course of dealing or delay in accelerating the maturity of this Note or in taking any other action with respect to any Event of Default shall affect Lender's or Administrative Agent’s rights to take action with respect thereto, and no waiver as to any one Event of Default shall affect any of Lender's or Administrative Agent’s rights as to any other Event of Default.

Setoff: Any deposits or other sums at any time credited by or due from the holder to the Borrower or any Guarantor and any securities or other property of Borrower or any Guarantor in the possession or custody of the holder may at all times be held and treated as collateral security for the payment of this Note and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of said respective Borrower or any Guarantor to the holder. The holder hereof on or after default in payment hereof that constitutes an Event of Default hereunder may apply such deposits or other sums to said Obligations and sell any such securities or other property at broker's board or at public or private sale without demand, notice or advertisement of any kind, all of which are hereby expressly waived.

Default Rate: The requisite percentage of lenders under the Loan Agreement shall have the option of imposing, and Borrower shall pay upon billing therefor, an interest rate which is three percent (3%) per annum above the interest rate otherwise payable hereunder ("Default Rate"): (a) while any monetary amount remains unpaid hereunder and such failure to pay is an Event of Default under the Loan Agreement; (b) following the occurrence of and during the continuance of any other Event of Default under the Loan Agreement (or, if applicable, any of the Security Instruments), unless and until the Event of Default is cured or waived by the requisite percentage of lenders under the Loan Agreement; and (c) after the Maturity Date.

Collection Costs: If this Note shall not be paid in full whenever it shall become due, the Borrower and Guarantors agree to pay all costs and expenses of collection, including court costs and reasonable attorneys' fees.

Prepayment: Borrower may make partial or a full prepayment of principal due hereunder without penalty, provided however, that as to full prepayments made with funds provided by any lender(s) other than Middlesex and Commerce Bank and Trust Company, a prepayment charge will be applicable for the first three (3) year period of this Note, on the terms more fully provided in the Loan Agreement. The charge will be equal to three (3%) percent of the amount of principal of this Note prepaid for the first such year, two (2%) percent for the second such year, and one (1%) percent for the third such year.

Waiver: The Borrower and each Guarantor, and any other person now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, each severally agrees, by making, guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and or dishonor and nonpayment of this Note, and consents without notice or further assent (a) to the substitution, exchange or release of the collateral securing this Note or any part thereof at any time, (b) to the acceptance by the holder or holders at any time of any additional collateral or security for or other guarantors of this Note, (c) to the modification or amendment at any time, and from time to time of this Note, and any Security Instrument at the request of any person liable hereon, (d) to the granting by the holder hereof of any extension of the time for payment of this Note or for the performance of the agreements, covenants and conditions contained in this Note, or any Security Instrument, at the request of any other person liable hereon, and (e) to any and all forbearances and indulgences whatsoever; and such consent shall not alter or diminish the liability of any person.

JURY TRIAL WAIVER: EACH OF BORROWER, GUARANTORS AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY SECURITY INSTRUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BORROWER, GUARANTORS AND LENDER TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

This Note amends, restates and supersedes, but is not intended to and shall not extinguish or cancel, the indebtedness (including, but not limited to, accrued but unpaid interest thereon) evidenced by the Initial Term Note dated December 30, 2010 (the “Original Note”) made by the Borrower in favor of Lender in the principal amount of $__________. This Note is not a novation or discharge of the terms and provisions of the obligations of the Borrower under the Original Note or under any Financing Document.

The Borrower and Guarantors have received a copy of this Note.

This Note shall be the joint and several obligation of the Borrower and all sureties, guarantors and endorsers, and shall be binding upon them and their respective successors and assigns and each or any of them.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Borrower has executed this Note as an instrument under seal, as of the day and year first above written.

BORROWER

Signed in the presence of:		SERACARE LIFE SCIENCES, INC.

By:
Witness		Name:
Title:	, duly authorized	Title:

EXHIBIT A-3

[FORM OF] AMENDED AND RESTATED TERM NOTE

$___________                                                                                                                                            [insert Term-Out Date]

FOR VALUE RECEIVED, the undersigned SERACARE LIFE SCIENCES, INC., a corporation duly organized, validly existing and in good standing under the laws of the
State of Delaware, with a principal place of business located at 37 Birch Street, Milford, Massachusetts 01757, and a mailing address in Massachusetts at 37 Birch Street, Milford, Massachusetts 01757 (hereinafter called the "Borrower"), promises to pay to [insert name of Lender] or registered assigns (hereinafter called the "Lender"), OR TO ITS ORDER, the principal sum of ___________ AND 00/100 DOLLARS ($________) with interest on the unpaid balance hereof from the date hereof until paid in full in cash, at the rate and in the manner hereinafter provided, in lawful money of the United States of America. All payments of principal and interest shall be made to Middlesex Savings Bank (“Middlesex”) as administrative agent (the “Administrative Agent”) under the Loan Agreement dated as of December 30, 2010 (as amended from time to time, the “Loan Agreement”) among the Borrower, the guarantors party thereto, the lenders (including the Lender) party thereto, the LC Bank party thereto and the Administrative Agent, for account of the Lender in U.S. dollars in immediately available funds at the Administrative Agent’s office at 120 Flanders Road, Westborough, Massachusetts 01581.

Variable Rate; Payments: From the date of this Note to but excluding February 28, 2013, the unpaid principal of this Note from time to time outstanding shall bear interest, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at an annual rate equal to the Prime Rate plus one-half of one percent (0.5%) per annum, but in any event not less than 3.49% per annum ("Interest Rate").

As used herein, the Prime Rate means the rate from time to time announced and made effective by Middlesex as its Prime Rate. The Prime Rate hereunder shall change as Middlesex's Prime Rate changes and any such change shall be effective on the announcement date by Middlesex of such change.

Fixed Rate; Payments: From and including February 28, 2013 to but excluding February 28, 2018, the unpaid principal of this Note from time to time outstanding shall bear interest, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at an annual rate equal to the higher (as determined on February 28, 2013) of (a) the five-year Treasury rate plus three percent (3.00%) per annum and (b) a fixed rate of five and 49/100 percent (5.49%) per annum (the “Interest Rate”). From and after February 28, 2018, the unpaid principal of this Note from time to time outstanding shall bear interest, computed on the basis of the actual number of days elapsed over a year assumed to have 360 days, at an annual rate equal to the higher of (a) the two-year Treasury rate plus three and one-half percent (3.50%) per annum and (b) a fixed rate of five and 49/100 percent (5.49%) per annum (the “Interest Rate”).

Beginning on April 1, 2012 and on the first day of each and every month thereafter during the term hereof, Borrower shall make payments of interest monthly in arrears on the outstanding principal of this Note. Borrower shall make monthly payments of principal of this Note, in eighty-four (84) consecutive installments, one payable on each Principal Payment Date (defined below). Principal not paid when due hereunder shall bear interest at the rate set forth above from the date due until so paid. Each payment shall be applied first to interest then due on the unpaid balance of principal and then to such principal. “Principal Payment Date” means the first business day of each calendar month, commencing with April 1, 2013, and the Maturity Date.

Amortization: Such monthly payments shall be made in a seven (7) year, straight-line amortization schedule attached hereto.

This Note shall be due and payable on February 28, 2020 (the “Maturity Date”), unless such date is extended in a written agreement executed by Borrower, the Guarantors (defined below), the lenders party to the Loan Agreement (including the Lender), LC Bank party thereto and the Administrative Agent.

Late Charge: Whenever any installment of principal and/or interest due hereunder shall not be paid when due, if so required by the requisite percentage of lenders under the Loan Agreement, the Borrower shall pay in addition thereto as a late charge, four percent (4%) of the amount of any such past due amount.

Security: This Note is secured by a security interest in all assets of the Borrower and its domestic subsidiaries, pursuant to a Security Agreement of even date herewith among Borrower, the other grantors party thereto and the Administrative Agent (as amended and in effect from time to time, the "Security Agreement"), and the other Security Documents referred to in the Loan Agreement. All of Borrower’s Guaranteed Obligations (as defined in the Loan Agreement) to the Lender (the "Obligations") are guaranteed pursuant to a guaranty (as amended and in effect from time to time, the "Guaranty") made by the Borrower’s domestic subsidiaries (the “Guarantors”), if any. Such documents, together with various other instruments securing this Note (the terms and provisions of all of which are incorporated herein by reference) are herein referred to as the "Security Instruments."

Default: An Event of Default under the Loan Agreement (or, if applicable, any of the Security Instruments) shall constitute an Event of Default hereunder, and such events of default include, but are not limited to, the failure of Borrower to make any payments of principal when due hereunder. Upon the occurrence of an Event of Default, the requisite percentage of lenders under the Loan Agreement may, at their option, without notice or demand, declare the unpaid principal and all accrued interest under this Note to be immediately due and payable without presentment, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower for itself, its successors and assigns. No course of dealing or delay in accelerating the maturity of this Note or in taking any other action with respect to any Event of Default shall affect Lender's or Administrative Agent’s rights to take action with respect thereto, and no waiver as to any one Event of Default shall affect any of Lender's or Administrative Agent’s rights as to any other Event of Default.

Setoff: Any deposits or other sums at any time credited by or due from the holder to the Borrower or any Guarantor and any securities or other property of Borrower or any Guarantor in the possession or custody of the holder may at all times be held and treated as collateral security for the payment of this Note and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of said respective Borrower or any Guarantor to the holder. The holder hereof on or after default in payment hereof that constitutes an Event of Default may apply such deposits or other sums to said Obligations and sell any such securities or other property at broker's board or at public or private sale without demand, notice or advertisement of any kind, all of which are hereby expressly waived.

Default Rate: The requisite percentage of lenders under the Loan Agreement shall have the option of imposing, and Borrower shall pay upon billing therefor, an interest rate which is three percent (3%) per annum above the interest rate otherwise payable hereunder ("Default Rate"): (a) while any monetary amount remains unpaid hereunder and such failure to pay is an Event of Default under the Loan Agreement; (b) following the occurrence of an during the continuance of any other Event of Default under the Loan Agreement (or, if applicable, any of the Security Instruments), unless and until the Event of Default is cured or waived by the requisite percentage of lenders under the Loan Agreement; and (c) after the Maturity Date.

Collection Costs: If this Note shall not be paid in full whenever it shall become due, the Borrower and Guarantors agree to pay all costs and expenses of collection, including court costs and reasonable attorneys' fees.

Prepayment: Borrower may make partial or a full prepayment of principal due hereunder without penalty, provided however, that as to full prepayments made with funds provided by any lender(s) other than Middlesex and Commerce Bank and Trust Company, a prepayment charge will be applicable for the first three (3) year period of this Note, on the terms more fully provided in the Loan Agreement. The charge will be equal to three (3%) percent of the amount of principal of this Note prepaid for the first such year, two (2%) percent for the second such year, and one (1%) percent for the third such year.

Waiver: The Borrower and each Guarantor, and any other person now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, each severally agrees, by making, guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and or dishonor and nonpayment of this Note, and consents without notice or further assent (a) to the substitution, exchange or release of the collateral securing this Note or any part thereof at any time, (b) to the acceptance by the holder or holders at any time of any additional collateral or security for or other guarantors of this Note, (c) to the modification or amendment at any time, and from time to time of this Note, and any Security Instrument at the request of any person liable hereon, (d) to the granting by the holder hereof of any extension of the time for payment of this Note or for the performance of the agreements, covenants and conditions contained in this Note, or any Security Instrument, at the request of any other person liable hereon, and (e) to any and all forbearances and indulgences whatsoever; and such consent shall not alter or diminish the liability of any person.

JURY TRIAL WAIVER: EACH OF BORROWER, GUARANTORS AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY SECURITY INSTRUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BORROWER, GUARANTORS AND LENDER TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

This Note amends, restates and supersedes, but is not intended to and shall not extinguish or cancel, the indebtedness (including, but not limited to, accrued but unpaid interest thereon) evidenced by the Amended and Restated Initial Term Note dated March 1, 2012 (the “Original Note”) made by the Borrower in favor of Lender in the principal amount of $__________. This Note is not a novation or discharge of the terms and provisions of the obligations of the Borrower under the Original Note or under any Financing Document.

The Borrower and Guarantors have received a copy of this Note.

This Note shall be the joint and several obligation of the Borrower and all sureties, guarantors and endorsers, and shall be binding upon them and their respective successors and assigns and each or any of them.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Borrower has executed this Note as an instrument under seal, as of the day and year first above written.

BORROWER

Signed in the presence of:		SERACARE LIFE SCIENCES, INC.

By:
Witness		Name:
Title:	, duly authorized	Title: